UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

June 18, 2020

Date of Report (Date of earliest event reported)

PRGX Global, Inc.

(Exact Name of Registrant as Specified in Its Charter)

Georgia

(State or Other Jurisdiction of Incorporation)

0-28000	58-2213805
(Commission File Number)	(IRS Employer Identification No.)

600 Galleria Parkway, Suite 100, Atlanta, Georgia	30339-5949
(Address of Principal Executive Offices)	(Zip Code)

770-779-3900

(Registrant’s Telephone Number, Including Area Code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, no par value	PRGX	The Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.07. Submission of Matters to a Vote of Security Holders.

At the 2020 annual meeting of shareholders of PRGX Global, Inc. (“PRGX” or the “Company), held on June 18, 2020 (the “Annual Meeting”), the Company’s shareholders approved all proposals recommended by the Board of Directors of the Company as described in PRGX’s proxy statement dated May 6, 2020.

With respect to Proposal 1 (election of two Class III directors and one Class I director to serve until the annual meetings of shareholders to be held in 2023 and 2021, respectively, or until their successors are elected and qualified), the nominees were elected by the following votes:

Director	Shares For	Shares Withheld	Broker Non-Votes
Kevin S. Costello	17,567,379	136,979	3,365,489
William F. Kimble	17,461,128	243,230	3,365,489
Matthew A. Drapkin	17,486,960	217,398	3,365,489

The Company’s other continuing directors, Mylle H. Mangum, Gregory J. Owens, Ronald E. Stewart and Joseph E. Whitters, did not stand for election at the Annual Meeting. The term of the other continuing directors currently serving in Class I, Messrs. Owens and Whitters, will expire at the 2021 annual meeting of shareholders. The term of the continuing directors currently serving in Class II, Ms. Mangum and Mr. Stewart, will expire at the 2022 annual meeting of shareholders.

With respect to Proposal 2 (to ratify BDO USA, LLP as the Company’s independent registered public accounting firm for fiscal year 2020), 20,925,607 shares, or 99.32% of the votes cast, voted for the proposal, 144,204 shares voted against the proposal, and 36 shares abstained from voting on the proposal.

With respect to Proposal 3 (a non-binding advisory vote to approve the Company’s executive compensation), 17,495,463 shares, or 98.94% of the votes cast, voted for the proposal, 187,125 shares voted against the proposal, 21,770 shares abstained from voting on the proposal, and there were 3,365,489 broker non-votes.

SIGNATURES

Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PRGX Global, Inc.

By: /s/ Victor A. Allums
Victor A. Allums
Senior Vice President, General Counsel and Secretary

Dated: June 24, 2020